			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF INDIANA

In re	hhgregg, Inc., et al	Case No.	17-01302-11
Debtors

MONTHLY OPERATING REPORT hhgregg, Inc., et. al.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS			Page

Condensed Consolidated Statement of Income			2
Condensed Consolidated Balance Sheet			3
Condensed Consolidated Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements by Filed Legal Entity		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Condensed Consolidating Statement of Income		8
Schedule 5 -	Condensed Consolidating Balance Sheet		9
Schedule 6 -	Summary of Unpaid Post-Petition Debts		10
Schedule 7 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		11
Schedule 8 -	Accounts Receivable Aging		12
Schedule 9 -	Questionnaire		13

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		5/2/2017
Signature of Authorized Individual*		Date

Kevin Kovacs		SVP, Finance & CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
March 1, 2017 to
(In Thousands)	3/31/2017

Net Sales	$ 93,408
Cost of Goods Sold	$ 74,630
Gross Profit	$ 18,778

Operating Expenses:
Advertising Expense, Net	$ 912
Occupancy Costs	$ 9,896
Data Communications	$ 546
Repair and Maintenance	$ 310
Company Insurance (Non-Medical)	$ 755
Employee Benefits	$ 1,631
Wage Expense	$ 11,682
Employee Services	$ 127
Travel and Entertainment	$ 181
Bank Transaction Fees	$ 2,437
Professional Fees	$ 1,343
Stock Compensation Expense	$ 105
Gain/Loss on Early Extinguishment of Debt	$ 2,103
Depreciation and Amortization	$ 1,976
Administrative and Sales Expense	$ 657
Product Services Expense	$ 4,204
Bad Debts	$ 491

Total Operating Expenses	$ 39,354

Operating Income	$ (20,577)

Interest Expense, net	$ 790
Other Income/(Expense)	$ 432

Income Before Taxes	$ (20,935)

Income Tax Expense/(Benefit)	0

Net Income	$ (20,935)

Loss from Discontinued Operations	0
Income Tax Benefit	0
Loss on Discontinued Operations	0

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	3/31/2017

Assets
Cash	$ 1,701
Credit Card and Trade Accounts Receivable, Net	$ 13,586
Accounts Receivable - Other	$ 31,272
Merchandise Inventories	$ 100,864
Prepaid Expenses and Other Assets	$ 5,665
Income Taxes Receivable	$ 70
Total Current Assets	$ 153,159

Property and Equipment, Net	$ 70,658
Capitalized Financing Fees, Net	$ 4,037
Goodwill	0
Trademarks, Net	0
Other Assets, Net	$ 2,899

Total Assets	$ 230,754

Liabilities and Stockholders' Deficit
Accounts Payable	$ 14,727
Oustanding Customer Deposits, Credits, Refunds	$ 17,944
Unredeemed Gift Card Liability	$ 42
Other Accrued Expenses	$ 16,240
Deferred Tax Liability	0
DIP Loans	$ 23,689

Total Current Liabilities	$ 72,642

Deferred Rent	$ 47,725
LT Deferred Compensation	$ 240
Other long-term liabilities	$ 3,877
Liabilities Subject to Compromise	$ 122,278

Total Liabilities	$ 246,762

Preferred Stock	0
Common Stock	$ 4
Retained Earnings / (Accumulated Deficit)	$ (171,545)
Treasury Stock	$ (150,228)
Additional Paid in Capital	$ 305,761
Total Stockholders' Deficit	$ (16,008)

Total Liabilities and Stockholders' Deficit	$ 230,754

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
March 1, 2017 to
(In Thousands)	March 31, 2017
Cash flows from operating activities:
Net cash provided by (used in) operating activities	43,662

Cash flows from investing activities:
Proceeds from sale of property and equipment	326
Other	(10)
Net cash used in investing activities	(1,006)

Cash flows from financing activities:
(43,645)

Increase/(decrease) in cash and cash equivalents	(989)

Cash and cash equivalents at beginning of period	2,690

Cash and cash equivalents at end of period	$ 1,701

hhgregg, Inc. et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For the Period of March 7, 2017 to March 31, 2017
Legal Entity	Case Number	Disbursements
hhgregg, Inc.	17-01302-11	0
Gregg Appliances, Inc.	17-01303-11	$ 30,879
HHG Distributing, LLC	17-01304-11	0

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance ($)	Ledger Balance ($)	As of Date	Reconciled
1000	Master Operating Account	938169174		Operating Account	11,048.45	349,493.24	3/31/2017	Yes
1001	Corporate Account	multiple accounts		Corporate AR deposit account, All retail locations depository account	611,624.04	918,740.87	3/31/2017	AR yes/ Stores In Process
1005	Ecommerce Paypal	265587872		Ecommerce Payments - Paypal	0	398,070.04	3/31/2017	In Process
1010	RCC Returned Checks	938168127		Returned check concentration	0	179,876.51	3/31/2017	In Process
1016	Cash Concentration	938169455		Cash Dominion	108,111.82	108,111.82	3/31/2017	Yes
1050	Payroll	938169802		Off Cycle Payroll	0	(6,289.36)	3/31/2017	Yes
1051	Disbursements	938169729		Checking	0	(972,382.05)	3/31/2017	Yes
1055	Restricted - utilities Escrow	938157500		Utility Escrow	503,000.00	503,000.00	3/31/2017	Yes
1060	WF Commercial Card	4608112090		Corporate Card / Virtual Card Account	1,804.22	390.00	3/31/2017	Yes
1003	Flex Benefits	938168515		Flex Benefits Payments	0	0	3/31/2017	Yes
1013	Ohio Workers Compensation	938168341		Ohio Workers Comp Claims	0	0	3/31/2017	Yes
1041	Stock Option Proceeds/ Tax Witholding	938169828/938169885		Stock Sales	0	0	3/31/2017	Yes
1042	PayPal	938183472		HR Insurance Collections - Leave Associates	0	0	3/31/2017	Yes
1052	Dishonored Checks	938169661		Bad Check Collections	0	0	3/31/2017	Yes

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

For the Period of March 7, 2017 to March 31, 2017
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	0	0
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	$ 650,000.00	$ 650,000.00
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	0	0
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	0	0
ICE MILLER LLP	Legal Services	0	0
Total		650,000.00	$ 650,000.00

(1) Approved amounts represent the amounts approved by Court orders.

.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statement of Income (unaudited)

	For the Period of March 1, 2017 to March 31, 2017				Cumulative Filing to Date
(In Thousands)	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors

Net Sales	—	$ 93,408	0	$93,408	—	$ 93,408	0	$ 93,408
Cost of Goods Sold	—	$ 74,630	0	$74,630	—	$ 74,630	0	$ 74,630
Gross Profit	—	$18,778	0	$18,778	—	$18,778	0	$18,778

Operating Expenses:
Advertising Expense, Net	$—	$912	$—	$912	$—	$ 912	$—	$ 912
Occupancy Costs	$—	$9,896	$—	$9,896	$—	$ 9,896	$—	$ 9,896
Data Communications	$—	$546	$—	$546	$—	$ 546	$—	$ 546
Repair and Maintenance	$—	$310	$—	$310	$—	$ 310	$—	$ 310
Company Insurance (Non-Medical)	$—	$755	$—	$755	$—	$ 755	$—	$ 755
Employee Benefits	$—	$1,631	$—	$1,631	$—	$ 1,631	$—	$ 1,631
Wage Expense	$—	$11,682	$—	$11,682	$—	$ 11,682	$—	$ 11,682
Employee Services	$—	$127	$—	$127	$—	$ 127	$—	$ 127
Travel and Entertainment	$—	$181	$—	$181	$—	$ 181	$—	$ 181
Bank Transaction Fees	$—	$2,437	$—	$2,437	$—	$ 2,437	$—	$ 2,437
Professional Fees	$—	$1,343	$—	$1,343	$—	$ 1,343	$—	$ 1,343
Stock Compensation Expense	$—	$105	$—	$105	$—	$ 105	$—	$ 105
Gain/Loss on Early Extinguishment of Debt	$—	$2,103	$—	$2,103	$—	$ 2,103	$—	$ 2,103
Depreciation and Amortization	$—	$1,976	$—	$1,976	$—	$ 1,976	$—	$ 1,976
Administrative and Sales Expense	$—	$657	$—	$657	$—	$ 657	$—	$ 657
Product Services Expense	$—	$4,204	$—	$4,204	$—	$ 4,204	$—	$ 4,204
Bad Debts	$—	$491	$—	$491	$—	$ 491	$—	$ 491

Total Operating Expenses	—	$ 39,354	—	$39,354	—	$39,354	—	$39,354

Operating Income/(Loss)	—	$(20,577)	—	$(20,577)	—	$(20,577)	—	$(20,577)

Interest Expense, net	$—	$790	$—	$790	$—	$790	$—	$790
Other Income/(Expense)	$—	$ 432	$—	$432	$—	$432	$—	$432
	$0	$ 358	0	$ 1,222	$0	$ 358	0	$ 1,222
Income/(Loss) Before Income Taxes	$0	$(20,935)	$0	$(20,935)	$0	$(20,935)	$0	$(20,935)

Income Tax Expense/(Benefit)	$—	$—	$—	$—	$—	$—	$—	$—

Net Income/(Loss)	$0	$(20,935)	0	$(20,935)	$0	$(20,935)	0	$(20,935)

Discontinued Operations:
Loss from Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—
					$—	$—	$—	$—
Loss on Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$—

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited)

	As of March 31, 2017				As of Petition Date (1)
(In Thousands)	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors

Assets
Cash	0	$ 1,701	0	$ 1,701	0	$ 2,690	0	$ 2,690
Credit Card and Trade Accounts Receivable, Net	0	$ 13,586	0	$ 13,586	0	$ 11,772	0	$ 11,772
Accounts Receivable - Other	0	$ 31,272	0	$ 31,272	0	$ 7,274	0	$ 7,274
Merchandise Inventories	0	$ 100,864	0	$ 100,864	0	$ 169,676		$ 169,676
Prepaid Expenses and Other Assets	0	$ 5,665	0	$ 5,665	0	$ 5,828		$ 5,828
Income Taxes Receivable	0	$ 70	0	$ 70	0	$ 69	0	$ 69
Total Current Assets	0	$ 153,159	0	$ 153,159	0	$ 197,310	0	$ 197,310

Property and Equipment, Net	0	$ 70,658	0	$ 70,658	0	$ 72,646	0	$ 72,646
Capitalized Financing Fees, Net	0	$ 4,037	0	$ 4,037	0	$ 2,111	0	$ 2,111
Goodwill	0	0	0	0	0	0	0	0
Trademarks, Net	0	0	0	0	0	0	0	0
Other Assets, Net	0	$ 2,899	0	$ 2,899	0	$ 2,919	0	$ 2,919

Total Assets	0	$ 230,754	0	$ 230,754	0	$ 274,986	0	$ 274,986

Liabilities and Stockholders' Deficit
Accounts Payable	0	$ 14,727	0	$ 14,727	0	0	0	0
Oustanding Customer Deposits, Credits, Refunds	0	$ 17,944	0	$ 17,944	0	0	0	0
Unredeemed Gift Card Liability	0	$ 42	0	$ 42	0	0	0	0
Other Accrued Expenses	0	$ 16,240	0	$ 16,240	0	0	0	0
DIP Loans	0	$ 23,689	0	$ 23,689	0	0	0	0
Line of Credit	0	0	0	0	0	$ 63,000	0	$ 63,000
Deferred Tax Liability	0	0	0	0	0	0	0	0

Total Current Liabilities	0	$ 72,642	0	$ 72,642	0	$ 63,000	0	$ 63,000

Deferred Rent	0	$ 47,725	0	$ 47,725	0	$ 48,750	0	$ 48,750
LT Deferred Compensation	0	$ 240	0	$ 240	0	0	0	0
Other long-term liabilities	0	$ 3,877	0	$ 3,877	0	$ 1,822	0	$ 1,822
Liabilities Subject to Compromise	0	$ 122,278	0	$ 122,278	0	$ 156,592	0	$ 156,592

Total Liabilities	0	$ 246,762	0	$ 246,762	0	$ 270,164	0	$ 270,164

Preferred Stock	0	0	0	0	0	0	0	0
Common Stock	0	$ 4	0	$ 4	0	$ 4	0	$ 4
Retained Earnings / (Accumulated Deficit)	0	$ (171,545)	0	$ (171,545)	0	$ (150,611)	0	$ (150,611)
Treasury Stock	0	$ (150,228)	0	$ (150,228)	0	$ (150,228)	0	$ (150,228)
Additional Paid in Capital	0	$ 305,761	0	$ 305,761	0	$ 305,657	0	$ 305,657
Total Stockholders' Deficit	0	$ (16,008)	0	$ (16,008)	0	$ 4,822	0	$ 4,822

Total Liabilities and Stockholders' Deficit	0	$ 230,754	0	$ 230,754	0	$ 274,986	0	$ 274,986

(1) Balance sheet is as of 2/28/2017, which excludes the 6 days leading up to the petition date of 3/6/2017.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 2,887	$ 157	$ 192	$ (4)	$ (2)	$ 3,231
Wages Payable	$ 4,496	0	0	0	0	$ 4,496
Taxes Payable (2)	$ 5,342	$ 24	$ 42	$ 16	$ 2	$ 5,425
Rent/Leases-Building	$ 851	$ 6,908	0	0	0	$ 7,759
Utilities Payable (1)	$ 1,358	0	0	0	0	$ 1,358
Insurance Reserves	$ 6,136	0	0	0	0	$ 6,136
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0
Amounts due to Insiders	0	0	0	0	0	0
Oustanding Customer Deposits, Credits, Refunds (1)	$ 17,944	0	0	0	0	$ 17,944
Unredeemed Gift Card Liability (1)	$ 42	0	0	0	0	$ 42
Deferred Rent	$ 47,725	0	0	0	0	$ 47,725
LT Deferred Compensation	$ 240	0	0	0	0	$ 240
Other (1)	$ 6,369	$ 68	$ 0	0	0	$ 6,438
Total Post-Petition Debts	$ 93,391	$ 7,157	$ 234	$ 12	$ 0	$ 100,795

hhgregg, Inc. (17-01302-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Utilities Payable	0	0	0	0	0	0
Insurance Reserves	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0
Amounts due to Insiders	0	0	0	0	0	0
Oustanding Customer Deposits, Credits, Refunds	0	0	0	0	0	0
Unredeemed Gift Card Liability	0	0	0	0	0	0
Deferred Rent	0	0	0	0	0	0
LT Deferred Compensation	0	0	0	0	0	0
Other	0	0	0	0	0	0

Total Post-Petition Debts	0	0	0	0	0	0

HHG Distributing (17-01304-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	0	0	0	0	0
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Utilities Payable	0	0	0	0	0	0
Insurance Reserves	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0
Amounts due to Insiders	0	0	0	0	0	0
Oustanding Customer Deposits, Credits, Refunds	0	0	0	0	0	0
Unredeemed Gift Card Liability	0	0	0	0	0	0
Deferred Rent	0	0	0	0	0	0
LT Deferred Compensation	0	0	0	0	0	0
Other	0	0	0	0	0	0
Total Post-Petition Debts	0	0	0	0	0	0

(1) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.
(2) Any past due taxes payable relate to unpaid business license fees for 2017.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

For the Period Ended March 31, 2017
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	0	978,075.60	(978,075.60)	3/9 ; 3/23	EFT	0
FICA - Employee	0	774,278.34	(774,278.34)	3/9 ; 3/23	EFT	0
FICA - Employer	312,483.80	840,164.12	(774,278.32)	3/9 ; 3/23	EFT	378,369.60
Unemployment	11,999.79	28,389.42	(29,336.40)	3/9 ; 3/23	EFT	11,052.81
Income	0	0	0			0
Total Federal Taxes	324,483.59	2,620,907.48	(2,555,968.66)			389,422.41

State and Local						0
Withholding	0	328,657.98	(328,657.98)	3/9 ; 3/23	EFT	0
Sales and Use	478,439.81	6,624,886.73	(5,708,044.23)	3/20-3/23/17	CHECK 1725197 and via ACH	1,395,282.31
Excise	0	0	0			0
Unemployment	116,767.01	45,897.39	(118,884.93)	3/9 ; 3/23	EFT	43,779.47
Real Property	1,778,717.31	1,177,216.22	(12,979.12)	3/21	1725304	2,942,954.41
Personal Property	2,024,596.33	(147,908.77)	0			1,876,687.56
Other	400,095.36	22,737.38	(44,192.53)	3/20-3/21/17	CHECKS 1725319 & 1725198 and via ACH	378,640.21
Total State and Local	4,798,615.82	8,051,486.93	(6,212,758.79)			6,637,343.96

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

As of March 31, 2017
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$ 3,704,517.04	$ 8,077,684.86	$ 11,782,201.90
+ Amounts billed during the period	64,344,906.58	6,759,452.87	$ 71,104,359.45
- Amounts collected during the period	(63,393,002.01)	(6,508,852.71)	$(69,901,854.72)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	1,109,488.12	(77,874.93)	$ 1,031,613.19
Total Accounts Receivable at the end of the reporting period	$ 5,765,909.73	$ 8,250,410.09	$ 14,016,319.82

As of March 31, 2017
Accounts Receivable Aging

< 90	4,844,186.2	7,800,510.6	$ 12,644,696.76
91+	921,723.56	449,899.50	$ 1,371,623.06
Total Accounts Receivable	5,765,909.73	8,250,410.09	$ 14,016,319.82
Amount Considered Uncollectible	0	(430,348.86)	$ (430,348.86)
Accounts Receivable, Net	$ 5,765,909.7	$ 7,820,061.2	$ 13,585,970.96
NOTES

(1) Credit Card Receivable Aging is based upon historical experience through 3/6/2017.
(2) No reserves have been recorded against credit card receivables.
(3) $31.3M of Accounts Receivable - Other exists at 3/31/2017 for which aging information is not readily available.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated certain inventory and FF&E for amounts below normal course pricing.
X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date